Exhibit 10.7

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00263 Contractor Change Number: SC0151

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 27, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: WORKSHOP AIR COMPRESSOR
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:
[***]

CHANGE:
Contractor to complete the work for the procurement, installation and commissioning of a fully enclosed/containerized Atlas Copco, model GA55+-150 Pack Air-Cooled compressor with heatless adsorption dryer and wet/dry receivers.

Procurement of the Owner selected Air-Cooled compressor (model GA55+-150 Pack) will be in accordance with the proposal from Atlas Copco and its technical attachments included as Attachments 1 through Attachment 14 to this Change Order. Compliance to the project design basis', specifications, and other Project requirements are expressly excluded.

Clarifications / Exceptions:
1.The training and commissioning will be provided by Subcontractor (Atlas Copco) per its standard commissioning and training process.

2.All documentation provided by Atlas Copco will be Atlas Copco standard documentation and issued to Owner for information only. This Change Order excludes any customization of the selected Air-Cooled compressor (model GA55+-150 Pack).

3.Contractor expressly excludes any Warranties or guarantees related to the selection, fitness for a particular purpose, or performance of the specified Air-Cooled compressor (model GA55+-150 Pack), within the Facility and its ability to achieve the operational outcomes intended by the Owner for use in the Workshop building. The Equipment warranty is limited to the warranty provided by Atlas Copco.

4.This Change Order excludes any maintenance of the Air compressor post installation and commissioning. Also, there will be no tagging of instruments, cables, equipment, etc. inside the Air compressor package.

5.The compressor will be protected by the overall Workshop building lightning protection system and therefore no additional lightning protection is included in this Change Order. Similarly, no additional exterior lighting is included in this Change Order.

6.No HAZOP will be performed for this scope.

7.The compressor is provided as stand-alone equipment and connection to ICSS is not required for operation of the equipment.

8.If installation of this Air Compressor causes the transformer utilization to exceed 95% as approved under the Technical Deviation Request (26251-100-GRE-GAM-00191/RG-BL-NTD-PEM-DEV-00191), then Owner and Contractor shall mutually determine to execute either a technical deviation for such exceedance or a separate Change Order to restore such margins.

9.If the scope performed under this Change Order cannot be completed prior to Substantial Completion, Owner and Contractor shall mutually align, acting reasonably and in good faith, to identify the remaining scope items that can be completed as Punchlist items post Substantial Completion. Such alignment shall not be unreasonably withheld, conditioned, or delayed.

REFERENCE DOCUMENTS:

Attachment 1 - Atlas Copco redacted Compressed Air System Proposal, dated March 10, 2026
Attachment 2 - Container GEA Drawing E2203455-UTF-GEA-001
Attachment 3 - Dimension Drawing 9820980032
Attachment 4 - Component List GA55
Attachment 5 - Service Diagram
Attachment 6 - GA55+ Main Motor Data
Attachment 7 - Noise level GA55+
Attachment 8 - P&ID GA55+
Attachment 9 - Quality Plan
Attachment 10 - Dimension Drawing (9829529800-02)
Attachment 11 - Dryer CD170 Drawing (9829529824-01)
Attachment 12 - Service Diagram CD170 (9827293900-01) Attachment 13 Noise Level CD Grades range
Attachment 14 - Quality Plan CD+20-335

Adjustment to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$727,974,810
3)	The Contract Price prior to this Change Order was	$9,386,254,810
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,947,100
7)	The new Contract Price including this Change Order will be	$9,388,201,910
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00263_SC0151 will be incorporated in Change Order EC00298_SC0161 to be executed in 2Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00263_SC0151 will be incorporated in Change Order EC00298_SC0161 to be executed in 2Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 1.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to exceptions herein:     Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 27, 2026	April 27, 2026
Date of Signing	Date of Signing

CHANGE ORDER

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00285 Contractor Change Number: SC0152
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 27, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: TUG BERTH – UTILITY TRENCH LOCATION DESIGN CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:

[***]

CHANGE:

Contractor shall perform the Work required to revise and update the current design documents and associated drawings to reflect the relocated utility trench locations required to resolve the identified conflicts with the midship gangway access. Such revisions shall incorporate the approved utility trench relocation, associated structural support steel adjustments, and revised shore utility tie‑in points, as necessary, to accommodate the permanent gangway installation. The updated design and drawings shall eliminate all interferences.

The general arrangement and conceptual configuration are illustrated below:

[***]

If the scope performed under this Change Order cannot be completed prior to Substantial Completion, Owner and Contractor shall mutually align, acting reasonably and in good faith, to identify the remaining scope items that can be completed as Punchlist items post Substantial Completion. Such alignment shall not be unreasonably withheld, conditioned, or delayed.

Attachments to support this Change Order:

Attachment 1 – Current Tug Berth Design
Attachment 2 – Proposed Gangways
Attachment 3 – Proposed Utility Trench Relocations

Adjustment to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$729,921,910
3)	The Contract Price prior to this Change Order was	$9,388,201,910
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$142,000
7)	The new Contract Price including this Change Order will be	$9,388,343,910

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00285_SC0152 will be incorporated in Change Order EC00298_SC0161 to be executed in 2Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00285_SC0152 will be incorporated in Change Order EC00298_SC0161 to be executed in 2Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 1.
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to exception herein: Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 27, 2026	April 27, 2026
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00295 Contractor Change Number: SC0159
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 4, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q1-2026
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q1-2026 are:

•WIRE AND CABLE (COPPER)
•CONSTRUCTION FUEL

CHANGE

1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
▪Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
▪Attachment 2 - Contract Price Adjustment Calculation

Adjustment to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$730,063,910
3)	The Contract Price prior to this Change Order was	$9,388,343,910
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$904,972
7)	The new Contract Price including this Change Order will be	$9,389,248,882
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00295_SC0159 will be incorporated in Change Order EC00298_SC0161 to be executed in 2Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00295_SC0159 will be incorporated in Change Order EC00298_SC0161 to be executed in 2Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change: Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~
~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 4, 2026	May 4, 2026
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00300 Contractor Change Number: SC0148

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 4, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: TRA UPDATE FOR FEBRUARY 2026 FOR NEW COVERED ITEMS
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:

In accordance with Section 2c of Attachment FF, Parties have agreed to update Schedule FF-1 to include new Covered Items listed in this Change Order and to update the Total Reimbursement Amount (TRA) in the amount of the Actual Tariffs paid under Section 232 with respect to these Equipment.

CHANGE:
A) First Amended Attachment FF, First Amended Schedule FF-1 (U.S. Tariffs and Duties Basis and Assumptions) - shall be updated as provided in Attachment 1 to this Change Order to include New Covered Items (as listed below) and the amount of the Actual Tariffs paid under Section 232 with respect to these Equipment:
•Re-Compressor (HRU Unit) (Elliot Ebara), MCCS-00003
•API Pumps (Flowserve), MPCP-00001
•LNG Tank – Internal Piping and Pump Tubes for LNG Storage Tanks (Ideal Welders), MTD0-00009
•Filters & Coalescers (Ceco/Peerless), MVEF-00001
•Tray, Packing and Internals for Vessels and Columns (Koch-Glitsch), MVT0-00001
•Tray, Packing and Internals for Vessels and Columns (Raschig GmbH), MVT0-00002

The total value of the Tariffs incurred by Contractor under Section 232 with respect to above Equipment imported through January 24, 2026, excluding Tariffs and Duties covered in the Change Order EC00270_SC0146, is
$1,891,865. Contractor hereby expressly reserves all Change Order rights and remedies under the Agreement to seek reimbursement for any outstanding Tariff amounts incurred with respect to the Equipment identified above that are not included in this Change Order.

For clarity, additional quantities of the Equipment described above are expected to be imported by Contractor. The updated First Amended Schedule FF-1 attached hereto will be subject to additional revision to include the Actual Tariffs paid on such future shipments of Equipment.

Attachments supporting this Change Order:
Attachment 1 – First Amended Schedule FF-1, as updated by this Change Order

Adjustment to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$730,968,882
3)	The Contract Price prior to this Change Order was	$9,389,248,882
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,389,248,882
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A
Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $86,221,114 to
$88,112,979, an increase of $1,891,865.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to exceptions herein: Initials:     SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~
~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 4, 2026	May 4, 2026
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00280 Contractor Change Number: SC0153
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 05, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: FUEL GAS SCRUBBER AND CORIOLIS METER - INSTALLATION
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:

[***]

CHANGE:

Contractor shall perform the Work necessary for the installation of two (2) fuel gas scrubbers and two (2) Coriolis flow meters per Train including associated modifications, tie‑ins, connections, and required civil works.

The scrubber’s design parameters are as mentioned in Table 1 below (which is the same as was included in the Change Order EC00242_SC0136 for Fuel Gas Scrubbers and Coriolis Meters Engineering & Procurement).

[***]

CLARIFICATIONS:
1. Per Owner’s direction, the work on the base scope fuel gas scrubbers has been put on hold as of February 18, 2026.

2. Contractor’s scope includes the costs of delivering from Baker Hughes shop to Site (a) Scrubber skids and Coriolis Flow Meters, as such costs were excluded from the above-mentioned Engineering & Procurement Change Order EC00242_SC0136 and (b) Piloted Pressure Safety Valves (PSVs) that were procured (ex-works) under EC00251_SC0139.

3. The installation cost of the PSVs will be covered under the base scope and therefore excluded from Contractor’s scope for this Change Order.

4. Contractor’s scope includes the removal cost associated with the existing Train 1 fuel gas scrubbers and Coriolis flow meters.
5. Contractor’s scope includes hauling off the base scope Train 1 Fuel Gas Scrubber, Coriolis and PSVs and placement of those within the boundary of the Site (e.g. Warehouse building, Workshop building, or other onsite location). Contractor’s scope does not include any preservation or maintenance of the Train 1 base scope Fuel Gas Scrubbers, Coriolis meters or PSVs following the removal thereof.

6. The schedule assessment herein is on the basis of the new Fuel Gas Scrubbers, Coriolis Meters and PSVs delivery to the Site by August 15, 2026.

7. This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.

8. This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

9. Notwithstanding the requirements of section 6.2A and section 6.4 and subject to the requirements of section 6.10 under the Agreement, Contractor shall be entitled to a separate Change Order for adjustment to the Contract Price should there be any design changes during the Baker Hughes’ detail design that increase Contract Price.

10. Contractor’s Warranties provided in the Agreement apply to the Work necessary to install and incorporate the Fuel Gas Scrubbers and Coriolis Meters procured under the Change Order EC00242_SC0136 and PSVs procured under EC00251_SC0139 into the Facility. Contractor specifically excludes any Warranties or guarantees that implementation of these Fuel Gas Scrubbers and/or Coriolis Meters into the Facility will have the outcome that Owner intends with respect to enabling Refrigeration Compressor Gas Turbines’ to accommodate higher than originally designed nitrogen content in the fuel gas system, driven by increased nitrogen levels in the feed gas.

11. Any software modifications, UCP modifications, or other impacts associated with combustion system changes premised on installation of 7 ppm transition pieces are expressly excluded from this Change Order (the use of software modifications proposed for 7ppm transition pieces have not been assessed as to whether they may be suitable with existing 5ppm transition pieces). For clarity, the 7ppm transition pieces are not included in the current scope of work and will not be installed at this time. Any future decision to install the 7ppm transition pieces will be subject to a separate Change Order.

12. This Change Order does not incorporate any cost, schedule or other direct or indirect impact arising in connection with the United States, Israeli led bombing of Iran, Iran’s retaliation in the region, or other related conflicts, wars, unrest or disturbance including but not limited to impacts from the disruption of supply chains, scarcity of materials or consumables, or other associated circumstances.

13. Notwithstanding the requirements of section 6.2A, 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for the adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments to support Change Order:

N/A

Adjustment to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$730,968,882
3)	The Contract Price prior to this Change Order was	$9,389,248,882
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$3,032,700
7)	The new Contract Price including this Change Order will be	$9,392,281,582
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00280_SC0153 will be incorporated in Change Order EC00298_SC0161 to be executed in 2Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00280_SC0153 will be incorporated in Change Order EC00298_SC0161 to be executed in 2Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 1.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to exceptions herein:     Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and~~
~~accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 5, 2026	June 5, 2026
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00298 Contractor Change Number: SC0161
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 19, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q2 2026 CHANGE ORDERS

BACKGROUND

Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00298_SC0161.

In addition to above, this Change Order also updates “Description of Payment Milestones” and “Achievement Criteria” for the following payment milestones - #130, 131, 136, 150 and 151 in the First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) to align with the execution.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

[***]

CHANGE

The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustment to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$734,441,682
3)	The Contract Price prior to this Change Order was	$9,392,721,682
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,392,721,682
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~
 ~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 19, 2026	June 19, 2026
Date of Signing	Date of Signing